Exhibit 10.2

Call Option Agreement
股权转让期权协议

This Call Option Agreement (the“Agreement”) is made by the following parties in Suqian Jiangsu, the People’s Republic of China (“China”), on October 17, 2012.
本股权转让期权协议（以下简称“本协议”）系由以下各方于2012年_10_月_17_日在中华人民共和国（以下简称“中国”）江苏宿迁市签署：

1.	Baichuang Information Consulting(Shenzhen) Co., Ltd. (hereinafter referred to as Baichuang)
柏创信息咨询（深圳）有限公司（以下简称“柏创”）
Address：6D05, Building B, Zhongshen Garden, South Caitian Road, Futian District, Shenzhen
地址：深圳市福田区彩田南路中深花园B 栋6D05

2.	Li Yuan 袁力
ID（身份证号码）：321302197410028812
Address（联系地址）：No.3, South 12 Lane, Xingfu Square Road, Sucheng District,    Suqian City, Jiangsu Province 江苏省宿迁市宿城区幸福广场路南十二巷3号

3．	Yi Yuan 袁义
ID（身份证号码）：320819196412230415
Address（联系地址）：No.3, South 12 Lane, Xingfu Square Road, Sucheng District, Suqian City, Jiangsu Province 江苏省宿迁市宿城区幸福广场路南十二巷3号

(Li Yuan and Yi Yuan hereinafter referred to as the “The existing shareholders” or “shareholders”, all the parties hereinafter collectively referred to as the “PARTIES” and individually as a “PARTY”)
（下文中任何单方称为“一方” ，所有方合称为“各方”，袁力、袁义以下分别及共同被称为“各股东”）

Whereas:
鉴于：

1.        The existing shareholders are the shareholders of Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd. ( a liability limited company incorporated under the laws of the People’s Republic of China (the “PRC”), whose registered offices are located at C214, Fitting Integration Building, Fazhan Road to Suqian Gate Section，hereinafter referred to as “Jiangsu Xuefeng” or “the Company”).
现有各股东为江苏雪枫环保科技有限公司（一家按照中国法律成立并有效存续的有限责任公司，其注册地址宿迁市发展大道至宿迁闸段（配件综合楼）C214室,以下称“江苏雪枫”或“公司”）的在册股东。

2.        The existing shareholders have intention to transfer their stocks to “Baichuang” respectively under doing not break Chinese laws, “Baichuang” has intention to accept the exchange.
现有股东有意在不违反中国法律时向柏创转让其各自在江苏雪枫中所持有的全部股权，柏创有意接受该等转让。

3.         In order to carry out the exchange of the ownership of the stocks, the existing shareholders hereby irrevocably grants to “Baichuang” an option to purchase, to the extent permitted under PRC Law, according to the call option, the existing shareholders
  为实现上述股权转让，现有股东同意共同向柏创授予一项不可撤销的股权转让期权（以下称“转股期权”），根据该等转股期权，在中国法律允许的前提下，现有股东应根据柏创的要求，将期权股权（如下文之定义）按照本协议的规定转让给柏创和/或其指定的任何其他实体或个人持有。

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:
因此，各方经协商一致，达成协议如下：

Article 1 Definitions
第一条 定义

Terms used in this Agreement shall have the meanings set forth below:
除非根据上下文应另作解释，本协议中，下列词语将作出如下解释：

“PRC Laws and Regulations”：	Means the currently effective laws, administrative regulations, local regulations, explanations and other binding legal documents.
“中国法律”：	指届时有效的中华人民共和国的法律、行政法规、行政规章、地方法规、司法解释及其他有约束力的规范性文件。

“Call Option”：	Means equity interests each shareholder has in the Company’s registered capital and all the equity interests in the Company in total.
“期权股权”：	就各现有股东而言，指其在江苏雪枫注册资本（如下文定义）中所分别持有的全部股权；就全体现有股东而言，即指占江苏雪枫注册资本100%的股权。

“The Company’s Registered Capital”：	Means at the date of this Agreement, The Company’s registered capital (RMB 31,000,000 Yuan), including any enlarged registered capital after future capital increase.
“江苏雪枫注册资本”：	在本协议签署之日，指江苏雪枫的注册资本人

币 31,000,000元，亦包括在本协议有效期内因任何增资而形成的扩大后的注册资本。

“Exercise of Options”：
Means when Baichuang exercises its options, it has the right to ask the shareholders transfer the Company’s shares wholly or partially to Baichuang or its designated entity or natural person. The specific amount shall be freely decided by Baichuang according to PRC laws and its business concern.

“期权行使”：	指柏创在行使其转股期权（以下称“行权”）时，根据本协议第 3.2条的规定，有权要求现有股东向其或其指定的实体或个人转让的江苏雪枫的股权，其数量可以为期权股权的全部或者部分，具体数额由柏创根据届时中国法律的规定及其自身的商业考虑而自由酌定。

“Exercise Price”：
Each time when Baichuang exercises the option, Baichuang shall pay consideration to shareholders. The exercise price of Baichuang or its designated entity or natural person is RMB 1 Yuan. If at that time there are any regulatory PRC laws regulating the minimum price, the minimum price regulated by PRC laws shall be the exercise price.

“行权价格”：	指在每次行权时，柏创或其指定的实体或个人为取得转让期权而需向现有股东支付的全部对价。在柏创每次行权时，柏创或其指定的实体或个人应向各个现有股东支付的全部转股价格均为人民币1元。如中国法律对届时的转股价格有任

强制性规定，柏创或其指定的实体或个人有权根据中国法律，以中国法律所允许的最低价格作为转股价格。

“Certificates”：
Means the Company’s approval, permission, registration, including but not limited to Business License, Tax Registration and other related certificates required by PRC laws for its effective and legal operation.

“经营证照”：	指江苏雪枫为合法、有效经营其所有业务而必须持有的任何批准、许可、备案、登记等，包括但不限于《企业法人营业执照》、《税务登记证》，以及中国法律届时要求的其他相关许可和证照；

“The Company’s Assets”：
Means all tangible and intangible assets owned or authorized to use during the term of this Agreement, including but not limited to trade mark, copy right, patent, technology, domain name, software use right and other intellectual property.

“江苏雪枫资产”：	指江苏雪枫在本协议有效期内所拥有或者有权使用的全部有形和无形资产，包括但不限于任何不动产、动产，以及商标、著作权、专利、专有技术、域名、软件使用权等知识产权；

“Principal Agreement”：	Means agreements the Company enters into and has material effect on the Company’s business and assets, including but not limited to Exclusive Technical Service and Business Consulting Agreement.
“重大协议”：	指江苏雪枫作为一方的对江苏雪枫的业务或

产有重大影响的协议，包括但不限于江苏雪枫与柏创签订的《独家技术服务与商业咨询协议》，以及其他关于江苏雪枫相关业务的协议。

Article 2 Grant Rights
第二条 转股期权的授予

Shareholder (“Transferor”) hereby irrevocably grants to Baichuang an option to purchase or cause any designated person (“Designated Persons”) to purchase, to the extent permitted under PRC Law, according to the steps determined by Baichuang.
现有股东兹分别并共同同意，在此不可撤销地且无任何附加条件地授予柏创一项转股期权，根据转股期权，柏创有权在中国法律允许的情况下，要求现有股东以本协议规定的方式向柏创或其指定的实体或个人转让期权股权。柏创亦同意接受该等转股期权。

Article 3 Exercise of Option
第三条 行权的方式

3.1       Baichuang has the full power without limitation to decide the specific time, amount and numbers of exercise as long as the conditions are in accordance with PRC laws.
在中国法律允许的条件下，柏创拥有绝对的自由裁量权来决定其行权的具体时间、方式和次数。

3.2      At the time of exercise, Baichuang and/or the Designated Persons can hold all of the Company’s shares under PRC laws, Baichuang is entitled to exercise all the options; If at the time of exercise, Baichuang and/or the Designated Persons can hold part of the Company’s shares under PRC laws, Baichuang is entitled to exercise the option within the upper limit regulated by PRC laws. Under the latter situation, Baichuang is entitled to further exercise the option in accordance with PRC laws until all the option has been exercised.
如届时的中国法律允许柏创和/或其指定的其他实体或个人持有江苏 枫的全部股权，柏创有权选择一次性行使其全部的转股期权，由柏创和/或其指定的其他实体或个人向现有股东一次性受让全部的期权股权；如届时的中国法律仅允许柏创和/或其指定的其他实体或个人持有江苏雪枫的部分股权，柏创有权在不超过届时中国法律规定的持股比例上限的范围内确定转让股权的数额，并由柏创和/或其指定的其他实体或个人向现有股东受让该等转让股权。在后一种情况下，柏创有权根据中国法律所允许的持股比例上限的逐步放开，分次行使其转股期权，以期最终获得全部的期权股权。

3.3      Each time Baichuang exercises its option, it can purchase the transferred equity interests itself or designate third persons to purchase all or part of the transferred equity interests.
柏创每次行权时，可以自己受让转让股权，也可以指定任意第三方来受让全部或者部分转让股权。

3.4      According to the stipulations of PRC laws and regulation, Baichuang and/or the Designated Persons may exercise Option by issuing a written notice (the “Notice”) to the Transferor and specifying the equity interest purchased from Transferor (the “Purchased Equity Interest”) and the manner of purchase. (Please refer to Appendix II for the format). The shareholders shall transfer the equity interests wholly or partly to Baichuang and/or the Designated Persons upon receipt of the Notice.
在柏创每次决定行权后，其应向各个现有股东发出转股期权行使通知（以下称“行权通知”，格式见附件二）。现有股东在收到行权通知后，应立即按本协议第3.4条所述方式将转让股权一次性全部转让给柏创和/或柏创指定的其他实体或个人。

3.5       In each time the performance of the Option:
现有股东兹分别及单独承诺并保证，一旦柏创发出行权通知：

3.5.1    The Transferor shall ask the Company to convene the shareholders’ meeting. During the meeting, the resolution, in which Transferor transfers Equity Interest to Baichuang and/or the Designated Persons, shall be made
其应立即召开股东会并通过股东会决议及采取其它一切必要行动，同意向柏创和/或其指定的其他实体或个人以转让价格转让全部的转让股权；

3.5.2    The Transferor shall, upon the terms and conditions of this Agreement and the Notice related to the Purchased Equity Interest, enter into Equity Interest Transfer Agreement with Baichuang and/or the Designated Persons (as applicable);
其应立即与柏创和/或其指定的其他实体或个人签署股权转让协议，向柏创和/或其指定的其他实体或个人以转让价格转让全部的转让股权；

3.5.3   The related parties shall execute all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, without any security interest, transfer the valid ownership of the Purchased Equity Interest to Baichuang and/or the Designated Persons, and cause Baichuang and/or the Designated Persons to be the registered owner of the Purchased Equity Interest. In this Clause and this Agreement, “Security Interest” means the ensure, mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements. But it does not include any security interest subject to the Equity Pledge Agreement.
其应根据柏创的要求及法律、法规的规定，向柏创提供必要的支持（包括提供并签署所有有关的法律文件，履行所有的政府审批和登记手续及承担全部相关义务），以使柏创和/或其指定的其他实体或个人没有法律瑕疵地获得全部转让股权。

Article 4 Representations and Warranties
第四条 声明与保证

4.1       As of the execution date of this Agreement and every transferring date, the     Shareholder hereby represents and warrants collectively and respectively to Baichuang as follows
现有股东兹分别及单独地声明与保证如下：

4.1.1   It has the power and ability to enter into this Agreement, and any equity interest transferring Agreement (“Transferring Agreement”, respectively) having it as a party, for every single transfer of the Purchased Equity Interest according to this Agreement;
其具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

4.1.2   It has the power and ability to deliver this Agreement, and any equity interest transferring Agreement (“Transferring Agreement”, respectively) having it as a party, for every single transfer of the Purchased Equity Interest according to this Agreement, and to perform its obligations under this Agreement and any Transferring Agreement. Upon execution, this Agreement and the Transferring Agreements having it as a party constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;
其拥有签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的完全权力，其拥有完成本协议所述交易的完全权力。本协议由其合法、适当地签署并交付。本协议构成对其的合法的、具有约束力的义务，并可根据本协议条款对其强制执行。

4.1.3   At the date of this Agreement, it is the owner of the option. Except for the rights designated by this Agreement, It does not set any security interest on the Option, including liens, pledge, claims, guaranties and other limitations from third party;
其在本协议生效时是期权股权的在册的合法所有人，除本协议所设定的权利外，期权股权上不存在任何留置权、质权、索赔权和其它担保物权及第三方限制。

4.1.4  At the date of this Agreement, the Company has all the certificates necessary to its operation. The Company has full right and qualification to operate business within the territory of China. No litigation, arbitration or administrative procedure relevant to the equity interest and assets of the Company or the corporation is in the process, to be settled or potentially take place;
江苏雪枫在本协议生效时拥有其经营所需的完整的经营证照， 江苏雪枫有充分的权利和资质在中国境内经营业务。江苏雪枫自成立至今均依法经营，不存在任何违反或者可能违反工商、税务、文化、新闻、质量技术监督、劳动和社会保障及其他政府部门的规定和要求的情况，亦不存在任何的合同违约纠纷。

4.2      Baichuang represents and warrants as the following:
柏创兹声明与保证如下：

4.2.1   Baichuang is a limited company registered in accordance with PRC laws. It has the power and ability to enter into, deliver and perform this Agreement;
柏创是根据中国法律适当注册并合法存续的有限责任公司，具有独立法人资格。柏创具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

4.2.2   Baichuang has performed all the necessary internal authorization procedures within the company. It owns full rights and authorization to enter into and perform the documents related to the transaction;
柏创拥有签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的公司内部的完全权力和授权，其拥有完成本协议所述交易的完全权力和授权。

Article 5 Promises of Shareholders
第五条 现有股东的承诺

As of the execution date of this Agreement and every transferring date, the Shareholder hereby promises collectively and respectively as follows:
现有股东兹分别及单独承诺如下：

5.1      According to fair finance and business standard and tradition, to maintain the existence of the corporation, prudently and effectively operate business and deal with works during the term of the Agreement;
在本协议有效期内，其必须采取一切必要的措施，以保证江苏雪枫能够及时取得所有的经营证照，并使所有的经营证照在任何时候均保持持续有效。

5.2      Without prior written consent by Baichuang during the term of the Agreement,
在本协议有效期内，未经柏创事先书面同意，

5.2.1   not, upon the execution of this Agreement, to sale, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income of the Company, or to approve any other security interest set on it;
任何现有股东均不得转让或以其他任何方式处分任何期权股权或者在任何期权股权上设置任何担保物权或其他第三方权利；

5.2.2   not, in any form, to increase or decrease registered capital of the corporation, or to change the structure of the registered capital in any other forms;
其不得增加或者减少江苏雪枫注册资本；

5.2.3   not, dispose or urge the management of the Company dispose any of the Company’s assets (except that it is in the due course of operation;)
其不得处分或促使江苏雪枫的管理层处分任何的江苏雪枫资产（在正常经营过程中发生的除外）；

5.2.4  not to enter into any material Agreement with the Company, other than the Agreement in the process of normal business;
其不得终止或促使江苏雪枫的管理层终止任何江苏雪枫订立的重大协议，或订立任何与现有重大协议相冲突的任何其他协议；

5.2.5   not, appoint or remove any the Company’s managing director, directors of the board (if applicable), supervisors or other management personnel that shall be appointed and removed by the Shareholders;
其不得委任或撤换任何江苏雪枫的执行董事或董事会成员（如有）、监事或其他应由各现有股东任免其他江苏雪枫的管理人员；

5.2.6   not, declare distribution or actually distribute any distributable profits, interests, or dividends;
其不得宣布分配或实际发放任何可分配利润、分红、股利或股息；

5.2.7ensure the Company’s going concern without being terminated, liquidated or dissolution;
其确保江苏雪枫有效存续，不被终止、清算或解散；

5.2.8   not, in any form, to supplement, change or renew the Articles of Association of the Company.
其不得修改江苏雪枫的公司章程。

5.3      To normally operate all business to maintain the asset value of the Company, without make any action or nonfeasance that sufficiently affects its operation and asset value during the term of the Agreement.
在本协议有效期内，其必须尽其最大的努力，以发展江苏雪枫的业务，并保证江苏雪枫的合法、合规经营，其不会进行任何可能损害江苏雪枫资产、商誉或影响江苏雪枫经营证照有效性的作为或者不作为。

Article 6 Confidentiality
第六条   保密

6.1      The Shareholder shall not discuss with any third party, other than for the purpose of performing the obligations under this agreement, (i)the existence, nature or terms of the negotiations and this Agreement; (ii)the Baichuang’s trade secrets, proprietary business information, client information known to the Shareholder during the construction and performance of this agreement and (iii) trade secrets, proprietary business information, client information known to the Shareholder as the shareholder of the Company (the "Confidential Information") without the express written permission of the Baichuang.
无论本协议是否已终止，现有股东对于(i)本协议之签署、履行及协议内容，(ii)其因签署及履行本协议而知悉或收到的有关柏创的商业秘密、专有信息、客户信息，以及(iii)其作为江苏雪枫的股东而知悉或收到的有关江苏雪枫的商业秘密、专有信息、客户信息（以下统称为“保密信息”）均负有保密义务。现有股东仅可就其履行其在本协议项下义务之目的而使用该类保密信息。未经柏创书面许可，任何现有股东均不得向任何第三方泄露上述保密信息，否则应承担违约责任并赔偿损失。

6.2       The Shareholder shall return to the Baichuang, destroy by other proper means, upon the expiration of the agreement and request of the Baichuang all documents, materials or software and cease to use any of the Confidential Information.
在本协议终止后，各现有股东均应在柏创要求时将含有保密信息的全部文件、资料或软件返还、销毁或作其它相应处理，并停止使用该类保密信息。

6.3      Article 6 shall survive after the agreement is ceased or terminated.
尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Article 7 Term of Agreement
第七条    协议期限

7.1      This Agreement has been duly executed by the parties’ authorized representatives and terminates until all the call option under this Agreement has been transferred to Baichuang or its designated entities or natural persons.
本协议自各方正式签署之日起生效，在全部期权股权均根据本协议的约定依法转让至柏创和/或其指定的其他实体或个人名下后终止。

Article 8 Notice
第八条  通知

8.1      Any communications among parties of this Agreement, including notice, requirement and offer shall be delivered in written form.
本协议要求的或根据本协议做出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方。

8.2       In the case of transmission by facsimile, the transmission shall be deemed delivered upon delivery; In case of delivering face to face, the transmission shall be deemed delivered upon delivery; all notices or communications sent by registered mail shall be deemed delivered five (5) Business Days from the time of posting.
上述通知或其它通信如以传真或电传形式发送，则一经发出即视为送达；如当面送递，则一经面交即视为送达；如以邮寄形式发送，则在投邮［五(5)天］后即视为送达。

Article 9 Breach of Agreement
第九条    违约责任

9.1      The Parties agree and confirm that if any party (the “Breaching Party”) materially breach any terms of this Agreement or unable to perform any obligation under this Agreement, it will constitute a “Breach” act. Other party (the “Observant Party”) shall ask for remedy measures in reasonable time. If the Breaching Party does not perform any remedy measures in the reasonable time required by the Observant Party or within 10 days after the written notice of the Observant Party, then (1) if the shareholders or the Company is the breaching party, Baichuang can terminate this Agreement and ask for remedies; (2)if Baichuang is the breaching party, the observant party shall ask for remedies, but cannot terminate the Agreement.
 各方同意并确认，如任一现有股东（以下称“违约方”）实质性地违反本协议项下所作的任何一项约定，或实质性地未履行本协议项下的任何一项义务，即构成本协议项下的违约（以下称“违约”），柏创有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在柏创书面通知违约方并提出补正要求后十(10)天内仍未补正或采取补救措施的，则柏创有权自行决定选择以下的任一种违约救济方式：(1)终止本协议，并要求违约方给予全部的损害赔偿；或者(2)要求强制履行违约方在本协议项下的义务，并要求违约方给予全部的损害赔偿。

9.2      The Parties agree and confirm that the Shareholders cannot terminate this agreement under any circumstances and for any reason.
各方同意并确认，现有股东在任何情况下，均不得以任何理由要求终 本协议。

9.3      The rights and remedies designated by this Agreement are accumulative, and do not exclude other rights or remedies under laws and regulations.
本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

9.4      Article 9 shall survive after the agreement is ceased or terminated.
尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Article 10 Miscellaneous
第十条      其他事项

10.1    This Agreement shall be executed in three (3) original copies and is hold respectively by each Party, and each original copy has the same legal effect.
 本协议正本一式叁(3)份，本协议之各方当事人各执壹(1)份，每份具有同等法律效力。

10.2    The execution, validity, interpretation, performance, amendment, termination and the dispute resolution of this agreement are governed by the laws of PRC.
本协议的订立、生效、履行、修改、解释和终止均适用中国法律。

10.3    The Parties shall strive to settle any dispute, conflicts, or compensation claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) in connection with this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) days as of one party asked for the settlement, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. The arbitration award shall be final and conclusive and binding upon the Parties.
本协议项下发生的及与本协议有关的任何争议应由各方协商解决，如争议产生后三十(30)天内各方无法达成一致意见的，则该争议应提交中国国际经济贸易仲裁委员会，依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对各方均有约束力。

10.4    Any right, power or remedy granted to a party by one term of this agreement does not exclude the party from any right, power or remedy granted by other terms or laws and regulations. And one party’s performance of its right,  power and remedy does not exclude the party from performing other right, power and remedy.
本协议任何条款赋予各方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

10.5     No failure or delay by any Party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.
一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救（以下称“该方权利”）将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

10.6    The headings are for convenience and under no circumstances; the headings shall affect the interpretation of the articles of the agreement.
本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

10.7    This Agreement is severable. If any clause of this Agreement is judged as invalid or non-enforceable according to relevant PRC Laws, such clause shall be deemed invalid only within the applicable area of the PRC Laws, and without affecting other clauses hereof in any way.
本协议的每一条款均可分割且独立于其他每一条款，如果在任何时候本协议的任何一条或多条条款成为无效、不合法或不能执行，本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

10.8    The Parties may amend and supply this Agreement with a written agreement. The amendment and supplement duly executed by the Parties shall be a part of this Agreement and shall have the same legal effect as this Agreement.
本协议一经签署即取代各方之前就同一主题签署的任何其他法律文件。本协议的任何修改、补充必须以书面形式进行，并由本协议各方适当签署后方能生效。

10.9    Without prior written approval of Baichuang, the Shareholders can not transfer, pledge or assign any right, benefit or obligation under this agreement. Baichuang can transfer, pledge or assign any right benefit or obligation under this agreement upon notice of the other parties.
  未经柏创的事先书面同意，任何现有股东均不得向任何第三方转让其于本协议下的任何权利及/或义务，柏创有权在通知现有股东后，将其在本协议下的任何权利及/或义务转让给其指定的任何第三方。

10.10  This agreement is binding to all the parties herein and their respective lawful successors and assignees.
  本协议对各方的合法继受人均具有约束力。

[The blank is intently left.]
    此处留白

The parties hereby sign as the following:
本协议由各方签署如下：

Baichuang Information Consulting(Shenzhen) Co., Ltd.  (seal)
柏创信息咨询（深圳）有限公司（盖章）

Signature（签署）：______________
Legal Representative/Authorized Representative（法定代表人/授权代表)：

Li Yuan 袁力
Signature（签署）：______________

Yi Yuan 袁义
Signature（签署）：______________

Appendix I：
附件一：

Current Situation of Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd.
江苏雪枫公司基本情况

Name：                      Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd.
公司名称：江苏雪枫救援设备有限公司

Registered Address：C214, Fitting Integration Building, Fazhan Road to Suqian Gate Section
注册地址：宿迁市发展大道至宿迁闸段（配件综合楼）C214室

Registered Capital：RMB 31,000,000Yuan
注册资本：人民币31,000,000元

Legal Representative：                                           Li Yuan
法定代表人：袁力

Share Structure：
股权结构：

Shareholder 股东名称	Capital Contribution(RMB) 出资额(人民币)	Percentage出资比例
Li Yuan袁力	2790万	90%
Yi Yuan袁义	310万	10%

Appendix II：

Format of Notice
行权通知格式

To：Li Yuan、Yi Yuan
致：袁力、袁义

Whereas our Company has entered into a Call Option Agreement on October 17, 2012, which designated that under circumstances permitted by PRC laws and regulations, upon our requirement, you shall transfer your equity interests in Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd. to our Company or any third person designated by our Company.
鉴于本公司于2012年10月12日与阁下签署了一份《股权转让期权协议》（“期权协议”），约定在中国法律、法规允许的条件下，阁下应根据本公司的要求，向本公司或本公司指定的任何第三方转让阁下在江苏雪枫环保科技有限公司（“江苏雪枫”）中持有的股权。

Hereby, we issue the Notice of the following:
因此，本公司特此向阁下发出本通知如下：

Our Company hereby exercises the option under the Call Option Agreement and requires you to transfer____% of equity interests of Jiangsu Xuefeng Environmental Protection Science and Technology Co., Ltd.  you hold to the Company. Please immediately transfer the equity interests above mentioned to the Company or_______ (designated company or person) according to Call Option Agreement upon receipt of this Notice.
本公司兹要求行使期权协议项下的转股期权，由[本公司]/本公司指定的[公司/个人名称]受让阁下持有的占江苏雪枫注册资本___%的股权（“拟受让股权”）。请阁下在收到本通知后，立即依据期权协议的约定，向本公司或_________[指定公司/个人名称]转让所有的拟受让股权。

Baichuang Information Consulting (Shenzhen) Co., Ltd. (seal)
柏创信息咨询（深圳）有限公司（盖章）
Signature（签署）：______________
Legal Representative/Authorized Representative（授权代表人/授权代表)：
Date: _________